                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We have issued our report dated December 30, 1999 accompanying the financial statements of Stampville.Com Inc., contained in Amendment No. 1 to Registration Statement on Form SB-2. We consent to the use of the aforementioned report in the Registration Statement, and to the use of our name as it appears under the caption "Experts".



                                             /s/ GRANT THORNTON LLP

Los Angeles, California
February 14, 2000